Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the quarterly report of Freight Solution, Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shane Ludington, Chief Executive Officer, Chief Financial Officer, Principal Financial Officer and Principal Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 11, 2017

By: /s/ Shane Ludington

Shane Ludington,

President, Chief Executive Officer,

Chief Financial Officer, Principal Executive Officer

and Principal Financial Officer